Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

VistaShares ACKtivist Select ETF (ACKM)

VistaShares Target 15 ACKtivist Distribution ETF (ACKY)

 VistaShares BigShort Select ETF (BURS)

 VistaShares Target 15 BigShort Distribution ETF (SAMY)

 VistaShares DRUKMacro Select ETF (DRUK)

 VistaShares Target 15 DRUKMacro Distribution ETF (DRKY)

VistaShares Berkshire Select ETF (BERK)

(each a “Fund,” together the “Funds”)

each listed on NYSE Arca, Inc.

April 29, 2026

Supplement to the Summary Prospectus and Prospectus,

each dated August 18, 2025

The following disclosure changes apply only to the VistaShares ACKtivist Select ETF and the VistaShares Target 15 ACKtivist Distribution ETF and reflect a change to the methodology of the BITA VistaShares ACKtivist Select Index (the “Index”). Effective April 28, 2026, the Index underwent an extraordinary reconstitution to add shares of Pershing Square USA, Ltd. as a permanent constituent of the Index.

Effective immediately, for the VistaShares ACKtivist Select ETF, the second paragraph under the heading “Principal Investment Strategies” is amended and restated as follows:

The Fund invests directly or indirectly in the equity securities that make up the Index (“Underlying Securities”). The Index is constructed by BITA GmbH (the “Index Provider”) using a rules-based methodology that identifies the top 20 U.S.-listed equity securities, to the extent available, as measured by their weight within Pershing Square’s portfolio, as publicly disclosed in its most recent most recent 13F filing, which generally will reflect Pershing Square’s holdings from the prior fiscal quarter. Companies that meet the criteria described above are included in the Index. The Index also includes an approximately 10% allocation to the stock of Pershing Square USA, Ltd. (NYSE: PSUS). As a result, the Index is generally expected to be comprised of between 11 and 21 constituents. The Index may include securities of small-, mid-, and large-capitalization companies.

Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

Effective immediately, for the VistaShares Target 15 ACKtivist Distribution ETF, the second paragraph under the heading “Principal Investment Strategies - Index Strategy” is amended and restated as follows:

The Index is constructed by BITA GmbH (the “Index Provider”) using a rules-based methodology that identifies the top 20 U.S.-listed equity securities, to the extent available, as measured by their weight within Pershing Square’s portfolio, as publicly disclosed in its most recent most recent 13F filing, which generally will reflect Pershing Square’s holdings from the prior fiscal quarter. Companies that meet the criteria described above are included in the Index. The Index also includes an approximately 10% allocation to the stock of Pershing Square USA, Ltd. (NYSE: PSUS). As a result, the Index is generally expected to be comprised of between 11 and 21 constituents. The Index may include securities of small-, mid-, and large-capitalization companies.

Effective immediately, the risk disclosure “Index/Strategy Risks” under the heading “Principal Investment Risks” is supplemented by the addition of the following new paragraph:

In addition, the Index includes an approximately 10% allocation to Pershing Square USA, Ltd. (the “Pershing Fund”), a non-diversified, closed-end management investment company. Investing in the Pershing Fund involves risks. Shareholders of the Fund do not have direct ownership of the securities held by the Pershing Fund and have no ability to influence the Pershing Fund’s investment decisions, which are made by the Pershing Fund’s investment manager. Shares of closed-end funds frequently trade at a discount or premium to their net asset value (“NAV”). The market price of the Pershing Fund’s shares will fluctuate in response to, among other things, changes in the value of the Pershing Fund’s portfolio holdings, supply and demand for shares, investor sentiment, and general market and economic conditions. As a result, the Pershing Fund’s shares may trade at a price that is higher or lower than NAV, and investors may experience losses independent of the performance of the Pershing Fund’s underlying assets. The Pershing Fund’s investment performance depends on the investment strategies and decisions of its investment manager. There can be no assurance that the investment manager’s strategies will achieve the Pershing Fund’s investment objective. The Pershing Fund may employ leverage, which may increase the volatility of the Pershing Fund’s returns and may magnify losses. An investment in the Pershing Fund is subject to risks inherent in equity investing and in the financial markets generally, including market volatility, interest rate risk, liquidity risk, and regulatory risk. The Pershing Fund’s shares may also be affected by factors unrelated to the performance of its portfolio, including market perceptions and trading activity.

Effective immediately, the section titled “Additional Information About the Funds - Additional Information About the BITA VistaShares ACKtivist Select Index” is amended and restated in its entirety as follows:

(VistaShares ACKtivist Select ETF and VistaShares Target 15 ACKtivist Distribution ETF)

The equity portfolios of each of the VistaShares ACKtivist Select ETF and VistaShares Target 15 ACKtivist Distribution ETF are generally invested in the holdings of the BITA VistaShares ACKtivist Select Index (the “Index”). The Index is owned, calculated, administered, and disseminated by BITA GmbH (“BITA” or the “Index Provider”), which also serves as the Index administrator.

The Index’s initial universe includes each U.S.-listed equity holding of Pershing Square Capital Management, L.P. (“Pershing Square”) as reported in its most recent Form 13F filings.

Effective after market close on April 28, 2026, the Index methodology was modified to provide for the inclusion of shares of Pershing Square USA, Ltd. as a permanent constituent of the Index. In connection with this change, the Index underwent an extraordinary reconstitution to add Pershing Square USA, Ltd. at an approximate weight of 10%. Pershing Square USA, Ltd. is a closed-end management investment company whose shares trade on a U.S. exchange.

Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

The Index is otherwise constructed by BITA using a rules-based methodology that identifies the top 20 U.S.-listed equity securities, to the extent available, as measured by their weight within Pershing Square’s portfolio, as publicly disclosed in its most recent Form 13F filing, which generally reflects Pershing Square’s holdings from the prior fiscal quarter. Companies that meet the criteria described above are included in the Index. Following the inclusion of Pershing Square USA, Ltd., the Index is generally expected to be comprised of between 11 and 21 constituents. The Index may include securities of small-, mid-, and large-capitalization companies, as well as shares of a closed-end investment company.

The Index is reconstituted and rebalanced quarterly (reconstitution means the Index is updated with new eligible companies based on current data; rebalancing means the weights of the companies in the Index are adjusted). In addition, the Index Provider may determine to substitute an Index constituent or make an extraordinary adjustment to the Index if it determines that an extraordinary event has occurred. The inclusion of Pershing Square USA, Ltd. as a permanent constituent represents such an extraordinary adjustment.

The determination date for regular adjustments (each, a “Selection Day”) takes place at the close of business five business days before the first trading day of the rebalancing month. On each Selection Day, Index constituents (other than Pershing Square USA, Ltd.) are weighted based on their allocation in Pershing Square’s portfolio, as publicly disclosed in its most recent Form 13F filing. Pershing Square USA, Ltd. is assigned a fixed weight of approximately 10%, and the weights of the remaining constituents are adjusted proportionally. If Pershing Square’s portfolio exceeds 20 eligible securities, the weight of excluded holdings is proportionally redistributed among the selected constituents.

The Index is owned, calculated, administered, and disseminated by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser, or VistaShares.

Please retain this Supplement for future reference.

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